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EXHIBIT 99.2

AGREEMENT

    This Agreement is made as of September 10, 2001 by and among the following parties (collectively, the "Parties"):

  (1)
  Tab Products Co., a Delaware corporation (the "Company"); and

  (2)
  Henry Partners, L.P., a Delaware limited partnership, and Matthew Partners, L.P., a Delaware limited partnership (together the "DW Partnerships"), and David W. Wright, a natural person and citizen of the United States of America ("Mr. Wright" and, together with the DW Partnerships, the "DW Parties").

RECITALS

    A.  The DW Parties are collectively the beneficial owners of a total of 194,600 shares (the "DW Shares") of the Common Stock, par value $0.01 per share, of the Company ("Company Common Shares"), representing approximately 3.8% of the outstanding shares of Company Common Stock;

    B.  Thaddeus S. Jaroszewicz ("Mr. Jaroszewicz") and the Company are engaged in a proxy contest (the "Proxy Contest") in connection with the election of members of the Board of Directors of the Company (the "Company Board") at the 2001 annual meeting of stockholders of the Company (the "2001 Annual Meeting," which term includes any and all postponements and adjournments of the original meeting scheduled for October 16, 2001) by reason of Mr. Jaroszewicz having nominated himself and four other nominees (collectively, the "Jaroszewicz Nominees") for election to the Company Board in place of the current members of the Company Board, who have been nominated for reelection by the Company Board's Nominating Committee (the "Current Company Nominees");

    C.  The DW Parties have a choice as to how to vote the DW Shares in the Proxy Contest and are willing to commit to vote the DW Shares in favor of the Current Company Nominees, and enter into certain related commitments regarding the DW Shares, in consideration for certain commitments from the Company, all as more particularly set forth in this Agreement;

    D.  The existing Company Board has unanimously determined that it is in the best interests of all of the stockholders of the Company to authorize the Company to enter into, and perform its obligations under, this Agreement, provided that, concurrently herewith, an agreement is entered into (the "Other Agreement") by and among the Company and certain other beneficial owners of shares of Company Common Stock (together with the Company, the "Other Agreement Parties"), including Warren G. Lichtenstein (the "Other Additional Director"), who are unaffiliated with the DW Parties;

    E.  Subject to the terms and conditions of this Agreement, the Company Board has determined to increase its size from five to seven members by the addition of Mr. Wright and the Other Additional Director as additional directors (each, an "Additional Director"), Mr. Wright being so added pursuant to this Agreement and the Other Additional Director being added pursuant to the Other Agreement.

    NOW, THEREFORE, in consideration of the mutual promises of the parties contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

    1.  ADDITION OF MR. WRIGHT TO THE COMPANY BOARD AND ITS COMMITTEES AND TO THE SLATE OF COMPANY NOMINEES

        1.1  The Company represents and warrants to the DW Parties that the Company Board, in connection with its approval of this Agreement and subject to the execution and delivery of this

Agreement by all Parties, has taken all action necessary to: (a) expand the size of the Company Board, effective automatically upon the execution and delivery of this Agreement by all Parties, from five to seven; (b) cause Mr. Wright to be added to (i) the Company Board, and (ii) the slate of Current Company Nominees for election to the Company Board at the 2001 Annual Meeting (the Current Company Nominees, Mr. Wright and the Other Additional Director being sometimes referred to in this Agreement collectively as the "Company Nominees"); and (c) cause one or the other of the Additional Directors (to be determined by the Chairman of the Board after consultation with each of the Additional Directors and the chairs of each of the Current Board's current standing committees), to be added to each of such standing committees (namely, the Audit Committee, the Compensation Committee, the Nominating Committee and the Employee Benefits Committee). Mr. Wright shall serve as a member of the Company Board until the final certification of the vote on the election of directors at the 2001 Annual Meeting and, if he is elected at the 2001 Annual Meeting, he shall serve for the same term as all other nominees elected to the Company Board at the 2001 Annual Meeting, which term shall expire when he or his successor is duly elected at the 2002 annual meeting of stockholders of the Company and qualified or upon his earlier death, resignation, retirement, disqualification or removal, all as provided in Article II of the Company's Second Amended and Restated Bylaws (the "Company Bylaws"). During his term of office on the Company Board, Mr. Wright shall have the same rights, powers, privileges, access to information, compensation and entitlements as all other members of the Company Board and of any committees thereof on which he serves. In connection with the 2001 Annual Meeting, the Company shall submit proxies on behalf of all Company Nominees.

        1.2  Mr. Wright hereby confirms his consent to (i) his immediate appointment to the Company Board pursuant to Section 1.1(b)(i) of this Agreement, (ii) his addition to the slate of Company Nominees standing for election at the 2001 Annual Meeting together with the other Company Nominees pursuant to Section 1.1(b)(ii) of this Agreement, and (iii) his agreement to serve as a member of the Company Board, if elected at the 2001 Annual Meeting, and Mr. Wright consents to the inclusion in the Company's proxy materials for the 2001 Annual Meeting (the "Company Proxy Materials," which term shall include both the Company's preliminary and definitive proxy statement and all other solicitation material issued by the Company) of his consent and agreement as aforesaid.

        1.3  Mr. Wright agrees that, in addition to the information he has provided to the Company in connection with the negotiation and execution of this Agreement, he shall provide to the Company such additional information as it may from time to time reasonably request for inclusion in the Company Proxy Materials or otherwise in order for it to carry out its disclosure obligations under the Securities Acts.

        1.4  If Mr. Wright is elected to the Company Board at the 2001 Annual Meeting and if at least a majority of the nominees elected at the 2001 Annual Meeting consists of Company Nominees, the Company Board shall cause an Additional Director to serve on each standing and special committee of the Company Board during the applicable Additional Director's term of office on the Company Board, except to the extent that a majority of the other members of the Company Board determine in good faith, after consultation with the Company's outside counsel and taking into account its advice, that such Additional Director is legally disqualified from serving on any such committee by reason of an actual conflict of interest or a failure to meet a qualification criterion imposed by applicable law or the rules of the American Stock Exchange. If both Additional Directors are elected to the Company Board at the 2001 Annual Meeting, the selection of which of them shall serve on any individual committee of the Company Board pursuant to the preceding sentence shall be made by the Chairman of the Board after consultation with each of the Additional Directors and the chairs of each of such committees.

        1.5  If, at any time, Mr. Wright becomes unable or unwilling to serve, or for any other reason ceases to serve, as a member of the Company Board, the Company Board shall have no obligation to nominate, elect or appoint a successor or replacement to him.

    2.  CERTAIN AMENDMENTS TO THE COMPANY BYLAWS AND THE COMPANY'S STOCKHOLDER RIGHTS PLAN

        2.1  The Company represents and warrants to the DW Parties that the Company Board, in connection with its approval of this Agreement and subject to the execution and delivery of this Agreement by all Parties, has taken all action necessary to amend the Company Bylaws in the following respects:

            (a)  Article I, Section 2 of the Company Bylaws shall be amended, effective as of February 1, 2002, to permit special meetings of the stockholders to be called, for the purpose or purposes prescribed in the request, upon the request of holders of record of at least 25% of the outstanding shares of Company Common Stock, as more fully set forth in Exhibit A to this Agreement;

            (b)  Article II, Section 1 of the Company Bylaws shall be amended, effective immediately, to provide that during the period that either of the Additional Directors is serving on the Company Board, the Company Board shall not increase the size of the Company Board above a number that is equal to the sum of five plus the number of Additional Directors then serving, as more fully set forth in Exhibit B to this Agreement;

            (c)  Article III, Section 1 of the Company Bylaws shall be amended, effective immediately, to provide that the Company Board shall not form an executive committee to act on behalf of the Board unless the Company Board, by a majority vote that includes, for so long as either Additional Director is serving on the Company Board, the affirmative vote of such Additional Director and, if both are then serving, the vote of each of them, as more fully set forth in Exhibit C to this Agreement;

            (d)  Article IX of the Company Bylaws shall be amended, effective immediately, to provide that none of the amendments referred to in Sections 2.1(a), 2.1(b) and 2.1(c) of this Agreement, nor the amendment referred to in this Section 2.1(d), shall be repealed or amended by the Company Board other than by a majority vote that includes, for so long as either Additional Director is serving on the Company Board, the affirmative vote of such Additional Director and, if both are then serving, the vote of each of them, as more fully set forth in Exhibit D to this Agreement; and

            (e)  Article II, Section 11 of the Company Bylaws shall be amended, effective immediately, to provide that if the Company increases the number of directors to be elected at a stockholder meeting after a stockholder has nominated one or more candidates for election to the Company Board at such meeting in accordance with the requirements of said Article II, Section 11, such stockholder shall be entitled to nominate an equal number of additional candidates within 10 days following the Company's public announcement of such increase, as more fully set forth in Exhibit E to this Agreement;

        2.2  The Company represents and warrants to the DW Parties that the Company Board, in connection with its approval of this Agreement and subject to the execution and delivery of this Agreement by all Parties, has taken all action necessary to approve and authorize the execution and delivery of an amendment (the "Rights Agreement Amendment"), in the form of Exhibit F to this Agreement, to the Rights Agreement dated as of October 24, 1996 between the Company and the Rights Agent (the "Rights Agreement"), and that, promptly following the execution and delivery of this Agreement by all Parties, the Company shall, and shall direct ChaseMellon Shareholder Services, L.L.C. as Rights Agent (the "Rights Agent") to, execute and deliver the Rights Agreement Amendment, to be effective immediately upon execution and delivery thereof by the Company and the Rights Agent, providing (among other things) that (a) the phrase "20%" shall be substituted for the phrase "15%" in all places where such words appear in the Rights Agreement and (b) the mere act of demanding, or participating with other persons in demanding, a special meeting of stockholders under the amendment to the Company Bylaws made pursuant to Section 2.1(a) of this Agreement shall not trigger the exerciseability of the share purchase rights issued under the Rights Agreement.

    3.  CERTAIN AGREEMENTS RELATING TO COMPANY VOTING SECURITIES

    Provided that the Company is not in material default under this Agreement, each of the DW Parties agree that, at the 2001 Annual Meeting, such DW Party shall vote, or cause to be voted, all Company Voting Securities Beneficially owned by such DW Party as of the record date for the 2001 Annual Meeting in favor of the election of all Company Nominees to the Company Board. Other than as set forth in the immediately preceding sentence, each of the DW Parties shall be free to vote, or cause to be voted, all Company Voting Securities Beneficially owned by such DW Party in any manner it chooses.

    4.  SPECIAL RELEASES, COVENANTS NOT TO SUE, AND INDEMNIFICATION

        4.1  The Company: (a) fully releases, remises, exonerates forever and unconditionally discharges each of the DW Parties and each of their respective Affiliates, Associates, Representatives, employees, agents and advisors (each, a "Stockholder Releasee") from any and all liability and responsibility for any and all Company Claims (as hereinafter defined); and (b) covenants and agrees not to participate in, commence or permit (to the extent within its control) the assertion or commencement of any demand, allegation, litigation, proceeding or action relating to any Company Claim, and not to encourage, assist or cooperate with any other Person in pursuing or asserting any Company Claim, against any Stockholder Releasee. As used in this Agreement, "Company Claim" means any actual or alleged liability, claim, action, suit, cause of action, obligation, debt, controversy, promise, contract, lien, judgment, account, reckoning, bond, bill, covenant, agreement, demand of any kind or nature, loss, cost, damage, penalty or expense (including, without limitation, reasonable attorneys' fees and expenses, and the cost of investigation and litigation), whether in law or in equity, whether known or unknown, whether matured or unmatured and whether foreseen or unforeseen, that the Company may or could have had or now or hereafter may have, for, upon, or by reason of, any matter, cause or thing whatsoever resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with, (i) the Proxy Contest or any part or aspect thereof, (ii) any action taken, or statement made, in connection with the Proxy Contest, (iii) the acquisition or ownership of any shares of Company Common Stock by any of the Stockholder Releasees, or (iv) any action, failure to act, representation, event, transaction, occurrence or other subject matter resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned, in connection with the foregoing.

        4.2  Each of the DW Parties: (a) fully releases, remises, exonerates and forever and unconditionally discharges the Company and each of its Affiliates, Associates, Representatives, employees, agents and advisors (each, a "Company Releasee") from any and all liability and responsibility for any and all Stockholder Claims (as hereinafter defined); and (b) covenants and agrees not to participate in, commence or permit (to the extent within its respective control) the assertion or commencement of any demand, allegation, litigation, proceeding or action relating to any Stockholder Claim, and not to encourage, assist or cooperate with any other Person in pursuing or asserting any Stockholder Claim against any Company Releasee. As used in this Agreement, "Stockholder Claim" means any actual or alleged liability, claim, action, suit, cause of action, obligation, debt, controversy, promise, contract, lien, judgment, account, reckoning, bond, bill, covenant, agreement, demand of any kind or nature, loss, cost, damage, penalty or expense (including, without limitation, reasonable attorneys' fees and expenses, and the costs of investigation and litigation), whether in law or in equity, whether known or unknown, whether matured or unmatured and whether foreseen or unforeseen, that any Stockholder may or could have had or now or hereafter may have, for, upon, or by reason of, any matter, cause or thing whatsoever resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with, (i) the Proxy Contest or any part or aspect thereof, (ii) any action taken, or statement made, in connection with the Proxy Contest, or (iii) any action, failure to act, representation, event, transaction, occurrence or other subject matter resulting from, arising out of, relating to, connected in any way with, or alleged, suggested or mentioned in connection with the foregoing or with the actions, omissions, decisions and conduct of the Company, the Company Board or any of its committees or any other Company Releasee prior to the execution of this Agreement.

        4.3  The Company, in connection with its release and covenant contained in Section 5.1 of this Agreement, and each of the DW Parties, in connection with its release and covenant contained in Section 4.2 of this Agreement, hereby waives the provisions of 1542 of the California Civil Code (and any corresponding provision of the applicable laws of any other jurisdiction), but only to the extent it applies to its respective release contained in the applicable such Section. Section 1542 of the California Civil Code provides as follows:

    A general release does not extend the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected settlement with the debtor.

        4.4  The Company expressly acknowledges that each Stockholder Releasee that is not a DW Party is an intended third party beneficiary of its release and covenant contained in Section 4.1. Each of the DW Parties acknowledges that each Company Releasee other than the Company is an intended third party beneficiary of its release and covenant contained in Section 4.2. Each Party acknowledges that any claim determined, in a final nonappealable judgment or order of a court of competent jurisdiction, to have been based primarily on intentional fraud shall not be released under this Section 5.

        4.5  The Company shall indemnify and hold harmless each of the Stockholder Releasees from and against any and all debts, obligations and other liabilities, losses, damages, claims, fines, fees, penalties, interest obligations, deficiencies, and expenses (including, without limitation, amounts paid in settlement but only if such settlement is approved in advance by the Company, such approval not to be unreasonably withheld), court costs, reasonable out-of-pocket fees and expenses of counsel (provided such counsel is reasonably acceptable to the Company and subject to the limitation that only one counsel shall be engaged by all Stockholder Releasees except to the extent that multiple representation would give rise to a disqualifying conflict of interest), and other reasonable out-of-pocket expenses of litigation, whether or not such litigation is resolved against the applicable Stockholder Releasee (collectively, "Damages"), solely to the extent arising directly from any litigation, whether at law or in equity, instituted against any Stockholder Releasee by a third party on the basis of the actions of such Stockholder Releasee with respect to the Proxy Contest or in authorizing, approving, executing, delivering, and/or performing this Agreement (a "Covered Claim"), except to the extent to which it is determined, in a final nonappealable judgment or order of a court of competent jurisdiction, that any Damages were primarily the result of the bad faith or willful misconduct of, or the breach of this Agreement by, any Stockholder Releasee. The Company shall advance all expenses (to the extent they constitute Damages) incurred by a Stockholder Releasee in connection with a Covered Claim pending the final disposition thereof but only upon the basis of (a) a written undertaking executed by such Stockholder Releasee, in a form reasonably acceptable to the Company, to repay all of such expenses to the Company in the event it is determined, in accordance with the immediately proceeding sentence, that such expenses did not constitute Damages, and (b) documentary evidence that such expenses have been incurred.

    5.  CERTAIN REPRESENTATIONS AND WARRANTIES

        5.1  The Company represents and warrants to each of the DW Parties that: (a) the Company's execution, delivery and performance of this Agreement have been approved by the Company Board and do not violate its Certificate of Incorporation, the Company Bylaws or any

agreement to which it is a party; and (b) this Agreement constitutes the Company's valid and binding obligation, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by doctrines relating to the availability of equitable remedies.

        5.2  Each of the DW Parties represents and warrants to the Company that: (a) if the DW Party making such representation and warranty is not a natural person, its execution, delivery and performance of this Agreement has been approved by its respective general partner, managing member, board of directors, trustee or other governing body or authority, as the case may be, and does not violate its respective organizational or constituent document; (b) its execution, delivery and performance of this Agreement does not violate any agreement to which it is a party; (c) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by doctrines relating to the availability of equitable remedies; (d) it has consulted with counsel of its choice in connection with its decision to enter into and be bound by this Agreement; and (e) Recital A to this Agreement is a true statement of the current aggregate beneficial ownership of Company Common Stock on the part of the DW Parties and, to its best knowledge, after due inquiry, none of its respective Affiliates, Beneficially owns any other Company Voting Securities.

    6.  CERTAIN ANNOUNCEMENTS AND OTHER DISCLOSURES

        6.1  As soon as reasonably practicable following the execution of this Agreement: (a) the Company shall issue a press release in the form of Exhibit G to this Agreement (the "Press Release"), which the Company shall file, together with a copy of this Agreement, with the SEC under Rule 14a-12 promulgated pursuant to the 1934 Act; and (b) the Company shall file with the SEC a Current Report on Form 8-K to disclose this Agreement in a manner consistent, in all material respects, with the Press Release, the contents of which Current Report shall be subject to the approval of each of the other Parties (not to be unreasonably withheld).

        6.2  As soon as reasonably practicable following the execution of this Agreement, the Company shall revise the amended preliminary Company Proxy Materials it filed with the SEC on August 31, 2001 to reflect this Agreement and the information furnished to it by the other Parties for inclusion in such revised Company Proxy Materials under Section 1.3 of this Agreement. Such revised Company Proxy Materials shall be submitted to the DW Parties for their review and approval (not to be unreasonably withheld). Such revised Company Proxy Materials shall include such information as the Company may reasonably request in order to enable Mr. Wright to be included as a Company participant in the Proxy Contest and to solicit proxies on behalf of the Company Board in accordance with clause (b) of Section 6.3 of this Agreement. In the event that the SEC comments on such revised Company Proxy Materials in any respect relevant to the additional disclosures contemplated by this Section 6.2, the Company shall share the applicable comments with the DW Parties, which shall hold such information in confidence, and the Company and the DW Parties shall cooperate with each other in responding thereto.

        6.3  Without limiting the generality of the final sentence of Section 1.1 of this Agreement, Mr. Wright shall have the same opportunity as is afforded all of the other members of the Company Board (a) to review and discuss, in advance, any SEC filing, press release or stockholder communications proposed to be made or issued by the Company in connection with the Proxy Contest, and (b) to solicit proxies on behalf of the Company Board in accordance with the policies and procedures established, and written solicitation material approved, by the Company Board.

        6.4  None of the DW Parties shall make any public statement (including any statement in a filing with the SEC or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof that is inconsistent with, or otherwise contrary to, the Press Release.

        6.5  Any public statement (including any statement in any filing with the SEC or any other governmental agency) by any Party regarding this Agreement or any event occurring prior to the date of this Agreement that is not otherwise prohibited by this Section 6 shall be made in compliance with applicable securities laws and consistently with any fiduciary duties such Party owes to the Company.

    7.  CERTAIN DEFINITIONS

    In addition to the other definitions contained elsewhere in this Agreement, the following terms shall have the meanings specified below for the purposes hereof:

    "Affiliate" has the meaning set forth in the 1934 Act.

    "Associate" has the meaning set forth in the 1934 Act.

    "Beneficially own" has the meaning set forth in Rule 13d-3 promulgated under the 1934 Act; provided, however, that for purposes of this Agreement, any option, warrant, right, conversion privilege or arrangement to purchase, acquire or vote Company Voting Securities, regardless of the time period during, or the time at which, it may be exercised, and regardless of the consideration paid, shall be deemed to give the holder thereof beneficial ownership of the Company Voting Securities to which it relates.

    "Company Voting Securities" means all classes of capital stock of the Company which are then entitled to vote generally in the election of directors and any securities exchanged for such classes of capital stock and any securities convertible into or exchangeable or exercisable for such classes of capital stock.

    "1933 Act" means the Securities Act of 1933, as amended, and the regulations promulgated by the SEC under such statute.

    "1934 Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated by the SEC under such statute.

    "Person" means a natural person or any legal, commercial or governmental entity, including, but not limited to, a corporation, partnership, joint venture, trust, limited liability company, group acting in concert or any person acting in a representative capacity.

    "SEC" means the United States Securities and Exchange Commission.

    "Securities Acts" means the 1933 Act and the 1934 Act.

    8.  MISCELLANEOUS

        8.1  This Agreement constitutes the entire agreement of the Parties with respect to its subject matter and supersedes any and all prior representations, agreements or understandings, whether written or oral, between or among any of them with respect to such subject matter. This Agreement may be amended only by a written agreement duly executed by the Parties.

        8.2  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of law principles. Exclusive jurisdiction to resolve any dispute arising under or in connection with this Agreement is hereby conferred on the Delaware Chancery Court (or, if such Court determines that it lacks jurisdiction over the particular dispute, any other applicable court of the State of Delaware) or, if the dispute involves issues of federal law or over which the Delaware Chancery Court (or such other court of the State of Delaware) lacks or declines jurisdiction, on the United States Federal District Court for the District of Delaware. The Parties hereby submit to the exclusive jurisdiction of each of such courts for the resolution of any such dispute.

        8.3  This Agreement may not be assigned by any Party without the prior written consent of the other Parties. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the Parties. Except as expressly set forth in Section 4, this Agreement shall confer no rights or benefits upon any Person other than the Parties.

        8.4  Any waiver by any Party of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.

        8.5  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which shall together constitute a single instrument.

        8.6  The DW Parties covenant that they shall each use their commercially reasonable efforts to cause their respective Affiliates to comply with Sections 3 and 4 of this Agreement.

        8.7  Each of the other DW Parties hereby appoints Mr. Wright as the authorized representative of such DW Party for all purposes of this Agreement (including, without limitation, the giving of binding approvals and waivers) and the Company shall be entitled to deal with Mr. Wright accordingly.

        8.8  Notwithstanding anything to the contrary in this Agreement, none of the Parties shall have any obligations under this Agreement unless and until the Other Agreement has been executed and delivered by all of the Other Agreement Parties. However, nothing in this Agreement is intended to create any joint and several obligations, or any agency or group, as between any one or more of the DW Parties, on the one hand, and any one or more of the Other Agreement Parties, on the other hand.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, this Agreement has been executed by each of the Parties, through their respective duly authorized representative, as of the date first above written.

TAB PRODUCTS CO.		HENRY PARTNERS, L.P.
By:
	/s/ GARY W. AMPULSKI Gary W. Ampulski President and Chief Executive Officer	By:	Henry Investment Trust, L.P. Its General Partner
			By:	Canine Partners, LLC Its General Partner
By:
/s/ DAVID W. WRIGHT David W. Wright President
MATTHEW PARTNERS, L.P.
		By:	Henry Investment Trust, L.P. Its General Partner
			By:	Canine Partners, LLC Its General Partner
By:
/s/ DAVID W. WRIGHT David W. Wright President
DAVID W. WRIGHT
/s/ DAVID W. WRIGHT David W. Wright

EXHIBIT A

Form of Amended Version of Article I, Section 2 of the Company Bylaws
(SECTION 2.1(a))

    Effective immediately, Article I, Section 2 of the Company Bylaws shall be amended by the addition of the following two paragraphs following the current paragraph:

    Effective automatically on February 1, 2002, the preceding paragraph of this Section 2 shall be replaced in its entirety with this paragraph and the following paragraph. Special meetings of the stockholders may be called for any purpose or purposes prescribed in the notice of the meeting, only (a) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (b) by the holders of record not less than 25% of all shares entitled to cast votes at the meeting, voting together as a single class, and shall be held at such place, on such date and at such time as the Board of the Directors may fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

    Upon request in writing sent by registered mail to the president or chief executive officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to the immediately preceding paragraph of this Section 2, and containing the information required pursuant to Article I, Section 7, and Article II, Section 11, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 45 nor more than 55 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more than 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 2, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 3 hereof, that a meeting will be held at the place and time so determined, for such purposes, as well as any purpose or purposes determined by the Board of Directors.

A–1

EXHIBIT B

Form of Amended Version of Article II, Section 1 of the Company Bylaws
(SECTION 2.1(b))

    Effective immediately, Article II, Section 1 of the Company Bylaws shall be amended by the addition of the following sentence immediately following the first sentence thereof and immediately before what is currently the second sentence thereof:

    Notwithstanding the preceding sentence, during the period that either Warren G. Lichtenstein or David W. Wright (each, an "Additional Director") is serving on the Board of Directors, the number of directors shall not be increased above the number that is equal to the sum of five plus the number of Additional Directors then serving.

B–1

EXHIBIT C

Form of Amended Version of Article III, Section 1 of the Company Bylaws
(SECTION 2.1(c))

    Effective immediately, Article III, Section 1 of the Company Bylaws shall be amended to read in its entirety as follows:

    SECTION 1. COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Notwithstanding the foregoing, the Board of Directors shall not form an executive committee to act on behalf of the Board of Directors other than by a vote of a majority of the directors then in office (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board) that includes, for so long as either Additional Director is serving on the Board of Directors, the affirmative vote of the Additional Director then serving or, if both Additional Directors are then serving, both Additional Directors.

C–1

EXHIBIT D

Form of Amended Version of Article IX of the Company Bylaws
(SECTION 2.1(d))

    Effective immediately, Article IX of the Company Bylaws shall be amended to read in its entirety as follows:

    The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board); provided, however, that none of (i) Article I, Section 2, (ii) the second sentence of Article II, Section 1, (iii) the second sentence of Article III, Section 1, or (iv) this proviso to the second sentence of this Article IX shall be amended other than by a vote of a majority of the directors then in office (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board) that includes, for so long as either of the Additional Directors is serving on the Board of Directors, the affirmative vote of the Additional Director then serving or, if both Additional Directors are then serving, both Additional Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of this Corporation required by law or by these Bylaws, the affirmative vote of the holders of at least 66 2/3 percent of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal Article VIII or IX of these Bylaws.

D–1

EXHIBIT E

Form of Amendment to Article II, Section 11 of the Company Bylaws
(SECTION 2.1(e))

    Effective immediately, the following paragraph shall be added as the penultimate paragraph of Article II, Section 11 of the Company Bylaws:

    In the event a stockholder has duly nominated pursuant to this Section 11, at an annual or special meeting at which Directors are to be elected, one or more persons for election as Director and the Board of Directors subsequently increases the number of Directors to be elected at such annual or special meeting, such stockholder may nominate an additional person or person(s) (as the case may be) for election to such additional position(s) as are specified in the Corporation's notice relating to the additional nominees, provided that such stockholder shall deliver a supplemental notice, containing the same information with respect to such additional nominee(s) as is required by paragraph (a) of this Bylaw with respect to stockholder nominees generally to the Secretary at the principal executive offices of the Corporation not later than the tenth day following the day on which a public announcement (including by way of a publicly available filing with the Securities Exchange Commission) is first made of the additional nominees proposed by the Corporation to be elected at such meeting. In no event shall the public announcement of such additional nominees commence a new time period for the giving of a stockholder's notice under subsection (a) other than as provided herein.

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EXHIBIT F

Form of Amendment to the Company's Stockholder Rights Plan
(SECTION 2.2)

TAB PRODUCTS CO.

and

MELLON INVESTOR SERVICES, LLC
Rights Agent

AMENDMENT NO. 1
Dated as of September   , 2001

to

RIGHTS AGREEMENT
Dated as of October 24, 1996

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    This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment") is dated as of September   , 2001 between TAB Products Co., a Delaware corporation (the "Company"), and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.) (the "Rights Agent").

WITNESSETH:

    The Company and the Rights Agent (the "Parties") entered into a Rights Agreement dated as of October 24, 1996 (the "Original Rights Agreement"). As of the date of this Agreement, the rights issued pursuant to the Original Rights Agreement are redeemable. The Parties wish to amend the Original Rights Agreement in the manner set forth below. The Company's Board of Directors has approved this Amendment and authorized its execution.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties agree as follows:

    1.  EFFECTIVENESS OF THIS AMENDMENT.  This Amendment is executed pursuant to the first sentence of Section 27 of the Original Rights Agreement. The Company, by its execution of this Amendment, hereby directs the Rights Agent, pursuant to such sentence of Section 27, to execute this Amendment. This Amendment shall take effect immediately upon the execution hereof by the Company and the Rights Agent.

    2.  DEFINED TERMS.  All capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Original Rights Agreement. For the resolution of doubt, the Company hereby clarifies that no Person shall be deemed an Acquiring Person solely by reason of such Person, as a holder of record or Beneficial Owner of shares of Common Stock making, or conferring on another Person a proxy or other authority to make, or participating with one or more other persons in making or directing another Person as holder of record to make, a demand under Article I, Section 2 of the Company's Amended and Restated By Laws (or any successor provision) for a call of a special meeting of stockholders of the Company.

    3.  NO OTHER PROVISIONS AFFECTED.  Except to the extent expressly amended by this Amendment, all of the provisions of the Original Rights Agreement shall remain in full force and effect, unaffected by this Amendment.

    4.  AMENDMENT TO SECTION 1(a) OF THE ORIGINAL RIGHTS AGREEMENT.  The Original Rights Agreement is hereby amended by substituting the term "20%" for the term "15%" in each place where the term "15%" is used in the Original Rights Agreement and the exhibits thereto, including, without limitation, all places in which such phrase is used in Sections 1(a) and 3 of the Original Rights Agreement.

    5.  REFERENCES TO THE ORIGINAL RIGHTS AGREEMENT.  All references in the Original Rights Agreement and the exhibits thereto to the Rights Agreement or any specific provision thereof (including references that use the terms "hereto" and "hereof"), as well as in the legends affixed to certificates issued for Common Stock pursuant to Section 3(d) of the Original Rights Agreement, shall, without any specific references expressly and individually to any of the foregoing amendments, automatically be deemed references to the Original Rights Agreement or the applicable specific provisions thereof (as the case may be) as amended by this Amendment, with the same force and effect as if expressly and individually amended in that respect by this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF the Parties have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

[ATTEST]			TAB PRODUCTS CO.
By:		By:

	Name:		Name:
	Title:		Title:
[ATTEST]			MELLON INVESTOR SERVICES LLC
By:		By:

	Name:		Name:
	Title:		Title:

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EXHIBIT G

Form of Press Release
(SECTION 6.1)

TAB PRODUCTS CO. NEWS RELEASE

CONTACTS:
Donald Hotz
TAB Products Co.
(847) 968-2433
or
Daniel H. Burch
(212) 929-5748
Mark H. Harnett
(212) 929-5877
MacKenzie Partners, Inc.

FOR IMMEDIATE RELEASE:

TWO SUBSTANTIAL STOCKHOLDERS JOIN TAB PRODUCTS CO. BOARD AND
WILL SUPPORT COMPANY NOMINEES IN PROXY CONTEST

Warren G. Lichtenstein of Steel Partners and David W. Wright of Henry Investment Trust
enter into separate agreements with TAB Products Co. Relating to Pending Proxy Contest with Thaddeus Jaroszewicz.

Vernon Hills, IL, September 11, 2001—TAB Products Co. (AMEX:TBP) announced today that the Tab Board has elected Warren G. Lichtenstein and David W. Wright, representatives of two substantial stockholders, to the TAB Board and has entered into separate agreements with Messrs. Lichtenstein and Wright and their respective affiliates relating to the pending proxy contest for election to the Company's Board of Directors at the 2001 annual meeting scheduled for October 16, 2001. One of the separate agreements applies to a total of 515,900 TAB shares, representing approximately 9.9% of the outstanding shares, beneficially owned by Steel Partners II, L.P. and its affiliates. The other agreement applies to a total of 194,600 shares, or approximately 3.8% of the outstanding shares, beneficially owned by two private investment partnerships of which Henry Investment Trust, L.P. is the general partner.

Hans A. Wolf, Chairman of TAB's Board, and Gary Ampulski, TAB's President and Chief Executive Officer, stated:

  "The TAB Board is gratified that Mr. Lichtenstein and Mr. Wright have been willing to make this important statement of support. We look forward to working with them in building stockholder value. We are confident that they will both make constructive contributions to our deliberations and we welcome them to the TAB Board."

Mr. Lichtenstein, the executive officer and managing member of Steel Partners' general partner, and Mr. Wright, the President and managing member of Henry Investment Trust's general partner, are each being added to the Company's slate of directors for election to a one-year term at the 2001 annual meeting, along with the five other current directors. The TAB Board has been expanded from five to seven.

One or the other of Mr. Lichtenstein or Mr. Wright will be added, immediately, to each of the Board's four current standing committees. If reelected at the annual meeting, and if at least a majority of the elected Board consists of TAB's nominees, one or the other of them will be appointed, so long as he

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serves on the Board, to each of the Board's standing committees and any special committees for which they are not legally disqualified.

Provided TAB is not in material default under either of the two agreements, at the annual meeting all of the shares beneficially owned by the stockholders who have signed that agreement, and their affiliates, must be voted in favor of the election of all of the Company's nominees.

None of these stockholders is a participant in the proxy contest, which was initiated by Thaddeus S. Jaroszewicz. Mr. Jaroszewicz has reported that he, his affiliates and two of his four other nominees own, in the aggregate, approximately 6.6% of the outstanding TAB shares.

In accordance with each of the two agreements, the TAB Board has amended the Company's bylaws in several respects:

•
Effective as of February 1, 2002, holders of at least 25% of the outstanding shares will be permitted to call special meetings of stockholders, which must be held within 55 days of a valid demand.

•
Effective immediately, the Board is prohibited from forming an executive committee to act on behalf of the Board without a majority Board vote that includes Mr. Lichtenstein and Mr. Wright so long as they are still serving on the Board. This same vote is required to repeal or amend this provision and the provision regarding the call of special stockholder meetings.

•
Effective immediately, the Board is prohibited from increasing its size above seven directors so long as Mr. Lichtenstein and Mr. Wright are directors.

The TAB Board has also amended the Company's bylaws to provide that, if the Company increases the number of directors to be elected at a stockholder meeting after a stockholder has previously nominated one or more candidates for election to the Board at that meeting in accordance with the Company's advance notice bylaw, that stockholder will be entitled to nominate an equal number of additional candidates within ten days following the Company's public announcement of the increase. Accordingly, Mr. Jaroszewicz will be entitled to nominate two additional candidates on or before September 21, 2001 in accordance with the notice requirements of the bylaw.

In addition to these bylaw amendments, in accordance with the two agreements, the TAB Board has also amended the Company's stockholder rights plan so that the stock purchase rights issued thereunder will be triggered if, without prior Board approval, a person or group becomes the beneficial owner of 20% of TAB's outstanding shares. The previous trigger level of the rights was 15%. The amendment also confirms that the act of participating in a demand for a special meeting of stockholders will not by itself trigger the rights.

Both agreements, including the texts of the amendments of TAB's bylaws and stockholder rights plan, will be filed shortly with the Securities and Exchange Commission and will be reflected in final proxy materials to be distributed by the Company in connection with the 2001 Annual Meeting.

TAB also announced today that the stockholder proposal that had been included in its preliminary proxy materials has been withdrawn by the proponent and will not be presented for consideration at the annual meeting.

Additional Information:

YOU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT OF TAB PRODUCTS CO. FOR ITS 2001 ANNUAL MEETING OF STOCKHOLDERS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other related documents filed by TAB at the SEC's website at www.sec.gov or at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public

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reference rooms. When available, the definitive proxy statement and other related documents may also be obtained from TAB by contacting TAB Products Co., Attention: Corporate Secretary, 935 Lakeview Parkway, Suite 195, Vernon Hills, IL 60061-1442. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the amended preliminary proxy statement filed with the SEC on Schedule 14A by TAB Products Co. on August 31, 2001.

About TAB Products:

TAB Products Co. (AMEX:TBP), is a leading document management company specializing in the re-engineering of the records management process. The Company provides efficient solutions that enable its customers to better organize, control and find their critical documents. TAB leverages its knowledge of paper-based systems with expertise in emerging digital document management technologies. Currently headquartered in Vernon Hills, Illinois, TAB employs approximately 800 people with offices in the United States, Canada, Europe and Australia. With over 50 years of experience in document management, TAB serves customers in a variety of industries including Finance, Healthcare, Government and Insurance. Additional information can be found at www.tab.com.

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QuickLinks

  EXHIBIT 99.2
AGREEMENT
RECITALS
  EXHIBIT A
Form of Amended Version of Article I, Section 2 of the Company Bylaws (SECTION 2.1(a))
  EXHIBIT B
Form of Amended Version of Article II, Section 1 of the Company Bylaws (SECTION 2.1(b))
  EXHIBIT C
Form of Amended Version of Article III, Section 1 of the Company Bylaws (SECTION 2.1(c))
  EXHIBIT D
Form of Amended Version of Article IX of the Company Bylaws (SECTION 2.1(d))
  EXHIBIT E
Form of Amendment to Article II, Section 11 of the Company Bylaws (SECTION 2.1(e))
  EXHIBIT F
Form of Amendment to the Company's Stockholder Rights Plan (SECTION 2.2)
  EXHIBIT G
Form of Press Release (SECTION 6.1)